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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 14, 2003


                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                     1-10145                           95-4160558
            (Commission File Number)        (I.R.S. Employer Identification No.)


1221 McKinney Street, Suite 700, Houston, Texas          77010
   (Address of principal executive offices)            (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On May 14, 2003 Lyondell Chemical Company ("Lyondell") announced that it is commencing a private placement offering of $325 million of senior secured notes due in 2013. Lyondell's May 14, 2003 press release regarding the offering is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1     Press Release.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYONDELL CHEMICAL COMPANY



                                    By:      /s/ Kerry A. Galvin
                                        ---------------------------------------
                                    Name:    Kerry A. Galvin
                                    Title:   Senior Vice President, General
                                             Counsel & Secretary

Date:  May 14, 2003

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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release